EXHIBIT 23.1




                        CONSENT OF INDEPENDENT CERTIIFIED
                               PUBLIC ACCOUNTANTS






                        CONSENT OF INDEPENDENT CERTIIFIED
                               PUBLIC ACCOUNTANTS




We have issued our report dated May 9, 1997 accompanying the financial statements of TW Communication Corp. for the year ended February 28, 1997. We hereby consent to the incorporation by reference of said report in the registration statements of Anicom, Inc. on Forms S-3/A (File Nos. 333-41225, 333-30791, 333-14719) and Form S-8 (File Nos. 333-34357 and 333-01602).


/S/ GRANT THORTON L.L.P.

Melville, New York
April 17, 1998


/S/ GRANT THORTON L.L.P.

Melville, New York
April 17, 1998